THE L. ROY PAPP STOCK FUND, INC.
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 1999

                                                          Number        Market
                Common Stocks                            of Shares      Value
---------------------------------------------            ---------   -----------
Financial Services (22.7%)
  General Electric Co.
    (Diversified financial and
    industrial company)                                   45,000     $ 4,978,125
  Northern Trust Corporation
    (Bank specializing in trust services)                 34,000       3,019,625
  State Street Corporation
    (Provider of U.S. and global securities
    custodial services)                                  109,200       8,974,875
  T. Rowe Price Associates, Inc.
    (Provides investment advisory
    and administrative services to their
    family of no-load mutual funds)                       145,000      4,984,375
                                                                     -----------
                                                                      21,957,000
                                                                     -----------
Industrial Services (14.9%)
  Automatic Data Processing, Inc.*
    (Leading provider of computing and data
    processing services)                                  10,000         413,750
  G&K Services Inc., Class A
    (Uniform rental service)                             103,000       4,757,313
  Interpublic Group of Companies, Inc.
    (Worldwide advertising agencies)                      90,000       7,008,750
  Omnicom Group, Inc.
    (Worldwide advertising agencies)                      28,000       2,238,250
                                                                     -----------
                                                                      14,418,063
                                                                     -----------
Software (12.7%)
  BMC Software, Inc.*
    (Develops, markets, and supports
    data and application management
    software)                                             30,500       1,130,406
  Microsoft Corporation*
    (Personal computer software)                         124,000      11,113,500
                                                                     -----------
                                                                      12,243,906
                                                                     -----------
Computer Equipment (11.4%)
  Hewlett-Packard Company
    (Manufacturer of printers, computers,
    and medical electronic equipment)                     58,000       3,933,125
  Intel Corporation
    (Manufacturer of microprocessors,
    microcontrollers, and memory chips)                   51,000       6,075,375
  International Business Machines
    (Global provider of information
    technology, hardware, software
    and services)                                          5,800       1,028,050
                                                                     -----------
                                                                      11,036,550
                                                                     -----------
Pharmaceutical (9.9%)
  American Home Products Corporation
    (Prescription pharmaceuticals)                        30,000       1,957,500
  Merck & Company
    (Prescription pharmaceuticals)                        95,000       7,617,812
                                                                     -----------
                                                                       9,575,312
                                                                     -----------

 *Non-income producing security

                        THE L. ROY PAPP STOCK FUND, INC.
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 1999


                                                          Number        Market
         Common Stocks (continued)                       of Shares      Value
---------------------------------------------            ---------   -----------
Medical Products (6.9%)
  Biomet, Inc.
    (Developer and manufacturer of
    surgical and medical devices)                          40,000    $ 1,677,500
  Medtronic, Inc.
    (Manufacturer of implantable
    biomedical devices)                                    70,000      5,022,500
                                                                     -----------
                                                                       6,700,000
                                                                     -----------
Consumer Products (5.8%)
  Clorox Company
    (Manufacturer of bleach and other
    consumer products)                                     29,200      3,421,875
  Mattel, Inc.
   (Toy manufacturer)                                      88,000      2,189,000
                                                                     -----------
                                                                       5,610,875
                                                                     -----------
Restaurants (5.3%)
  McDonald's Corporation
    (Fast food restaurants and franchising)               112,000      5,075,000
                                                                     -----------

Electrical Equipment (4.4%)
  American Power Conversion*
    (Leading producer of uninterruptible
    power supply products)                                 98,000      2,646,000
  Emerson Electric Company
    (Manufacturer of electrical and
    electronic products and systems)                       30,000      1,588,125
                                                                     -----------
                                                                       4,234,125
                                                                     -----------
Retail Stores (2.3%)
  Walgreen Company
    (Retail drug store chain)                              80,000      2,260,000
                                                                     -----------

Consumer Services (1.8%)
  Service Corporation International
    (Funeral service; cemetery owner/operator)            122,000      1,738,500
                                                                     -----------

Telecommunications (1.1%)
  Motorola, Inc.
    (Manufacturer of communication
    equipment)                                             15,000      1,098,750
                                                                     -----------


Total Common Stocks - 99.3%                                           95,948,081

Cash and Other Assets, Less
    Liabilities - 0.7%                                                   693,430
                                                                     -----------

Net Assets - 100%                                                    $96,641,511
                                                                     ===========

Net Asset Value Per Share
(Based on 2,629,752 shares outstanding
  at March 31, 1999)                                                 $     36.75
                                                                     ===========

* Non-income producing security